UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

October 31, 2013

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 Rio Robles

San Jose, California 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Extreme Networks, Inc. (“Extreme”) with the Securities and Exchange Commission on November 1, 2013 (“November 8-K”) related to Extreme’s acquisition of Enterasys Networks, Inc. (“Enterasys”) to include: the consolidated financial statements of Enterasys as required under Item 9.01(a), the pro forma financial information as required under Item 9.01(b) and related exhibits under Item 9.01 (d). The information previously reported in the November 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The audited consolidated financial statements of Enterasys as of and for the years ended September 30, 2013 and 2012, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein. The audited consolidated financial statements of Enterasys as of and for the years ended September 30, 2012 and 2011, are attached hereto as Exhibit 99.2 and are incorporated by reference in their entirety herein.

(b)                                 Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety herein:

i.                  Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2013.

ii.               Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended September 30, 2013.

iii.            Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2013.

iv.           Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)                                 Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accounting Firm.
99.1	Audited Consolidated Financial Statements of Enterasys Networks, Inc. as of and for the Years Ended September 30, 2013 and 2012.
99.2	Audited Consolidated Financial Statements of Enterasys Networks, Inc. as of and for the Years Ended September 30, 2012 and 2011.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2014

EXTREME NETWORKS, INC.

By:	/s/ JOHN KURTZWEIL
John Kurtzweil
Senior Vice President, Chief Financial Officer, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Accounting Firm.
99.1	Audited Consolidated Financial Statements of Enterasys Networks, Inc. as of and for the Years Ended September 30, 2013 and 2012.
99.2	Audited Consolidated Financial Statements of Enterasys Networks, Inc. as of and for the Years Ended September 30, 2012 and 2011.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements